SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

JUNE 12, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)
8 Perimeter Center East	770-901-9020
Suite 8050	(Registrant’s Telephone Number Including area
Atlanta, GA 30346	code)
(Address of Principal Executive Offices)
(Zip Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing May 2003 Hotel Statistics

ITEM 9. REGULATION FD DISCLOSURE

On June 12, 2003, Jameson Inns, Inc. issued a press release announcing May 2003 hotel statistics. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of June 12, 2003	JAMESON INNS, INC. By: Craig R. Kitchin

/s/ CRAIG R. KITCHIN
Its: President & Chief Financial Officer